Unaudited Reconciliation of Financial Data
The following tables present the historical unaudited financial information for the Credit Parties and their consolidated subsidiaries (the “Oz Operating Group”) as of and for the nine months ended September 30, 2017. The Oz Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Oz Operating Group has been reconciled to Och-Ziff Capital Management Group LLC’s financial statements for the relevant periods. You should read this data in conjunction with Och-Ziff Capital Management Group LLC’s financial statements and the related notes included in its Quarterly Report on Form 10-Q for the nine months ended September 30, 2017, which was filed with the U.S. Securities and Exchange Commission on November 2, 2017.

	September 30, 2017
	Oz Operating Group	Consolidated Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Assets
Cash and cash equivalents	$315,879	$—	$2,038	$317,917
Investments	324,031	(19,383)	—	304,648
Income and fees receivable	77,847	—	—	77,847
Due from related parties	71,905	—	(49,103)	22,802
Deferred income tax assets	2,168	—	680,984	683,152
Other assets, net	83,411	—	106	83,517
Assets of consolidated funds:
Investments of consolidated funds, at fair value	—	41,074	—	41,074
Other assets of consolidated funds	—	12,416	—	12,416
Total Assets	$875,241	$34,107	$634,025	$1,543,373

Liabilities and Shareholders' Equity
Liabilities
Due to related parties	$1,117	$—	$520,831	$521,948
Debt obligations	541,016	—	—	541,016
Compensation payable	53,143	—	—	53,143
Other liabilities	179,956	—	487	180,443
Liabilities of consolidated funds:
Other liabilities of consolidated funds	—	8,965	—	8,965
Total Liabilities	775,232	8,965	521,318	1,305,515

Redeemable Noncontrolling Interests	420,000	25,142	—	445,142

Shareholders' (Deficit) Equity
Class A Shares, no par value	—	—	—	—
Class B Shares, no par value	—	—	—	—
Paid-in capital	12,740,515	—	(9,653,268)	3,087,247
Accumulated deficit	(13,064,597)	—	9,505,964	(3,558,633)
Shareholders' deficit attributable to Class A Shareholders	(324,082)	—	(147,304)	(471,386)
Shareholders' equity attributable to noncontrolling interests	4,091	—	260,011	264,102
Total Shareholders' (Deficit) Equity	(319,991)	—	112,707	(207,284)
Total Liabilities, Redeemable Noncontrolling Interests and Shareholders' (Deficit) Equity	$875,241	$34,107	$634,025	$1,543,373

(1)	Includes amounts related to entities not included in the Oz Operating Group or the consolidated funds, including related eliminations.

	Nine Months Ended September 30, 2017
	Oz Operating Group	Consolidated Funds and Related Eliminations	Other(1)	Och-Ziff Capital Management Group LLC Consolidated

	(dollars in thousands)
Revenues
Management fees	$243,510	$(2)	$—	$243,508
Incentive income	168,990	—	—	168,990
Other revenues	4,271	(190)	—	4,081
Income of consolidated funds	—	3,518	—	3,518
Total Revenues	416,771	3,326	—	420,097

Expenses
Compensation and benefits	214,112	—	—	214,112
Interest expense	17,043	—	—	17,043
General, administrative and other	114,229	—	—	114,229
Expenses of consolidated funds	—	9,368	—	9,368
Total Expenses	345,384	9,368	—	354,752

Other Income
Changes in tax receivable agreement liability	—	—	—	—
Net gains on investments in funds and joint ventures	2,048	(998)	—	1,050
Net gains of consolidated funds	—	8,278	—	8,278
Total Other Income	2,048	7,280	—	9,328

Income (Loss) Before Income Taxes	73,435	1,238	—	74,673
Income taxes	3,269	—	13,973	17,242
Consolidated and Total Comprehensive Net Income (Loss)	70,166	1,238	(13,973)	57,431
Less: Income attributable to noncontrolling interests	(535)	—	(41,145)	(41,680)
Less: Income attributable to redeemable noncontrolling interests	—	(1,238)	—	(1,238)
Net Income (Loss) Attributable to Och-Ziff Capital Management Group LLC	69,631	—	(55,118)	14,513
Less: Change in redemption value of Preferred Units	(7,446)	—	4,593	(2,853)
Net Income (Loss) Attributable to Class A Shareholders	$62,185	$—	$(50,525)	$11,660

(1)	Includes amounts related to entities not included in the Oz Operating Group or the consolidated funds, including related eliminations.